UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2014

HANMI FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30421	95-4788120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3660 Wilshire Boulevard, Penthouse Suite A Los Angeles, California	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 382-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On August 31, 2014, Hanmi Financial Corporation, a Delaware corporation (the “Corporation”), completed its previously announced merger with Central Bancorp, Inc., a Texas corporation (“CBI”), pursuant to the Agreement and Plan of Merger, dated as of December 15, 2013, as amended and restated on March 23, 2014, by and among the Corporation, Harmony Merger Sub Inc., a Texas corporation and wholly owned subsidiary of the Corporation (“Merger Sub”), and CBI (the “Merger Agreement”). At the effective time of the merger (the “Effective Time”), Merger Sub merged with and into CBI, with CBI continuing as the surviving corporation and a wholly owned subsidiary of the Corporation (the “Merger”). Immediately following the Merger, CBI merged with and into the Corporation, with the Corporation continuing as the surviving corporation, and United Central Bank, a Texas state-chartered bank and a wholly owned subsidiary of CBI, merged with and into Hanmi Bank, a California state-chartered bank and a wholly owned subsidiary of the Corporation, with Hanmi Bank continuing as the surviving bank.

In accordance with the terms of the Merger Agreement, holders of CBI’s common stock, par value $1.00 per share, have the right to receive $17.64 per share in cash for each share of CBI common stock held immediately prior to the Effective Time, without interest and less any required deductions or withholdings for taxes, or $50 million in the aggregate. The merger consideration was funded from consolidated cash of the Corporation.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete in all respects and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to the Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 24, 2014 and is incorporated herein by reference.

A copy of the press release issued by the Corporation on August 31, 2014 announcing the completion of the Merger is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b)	Pro Forma Financial Information

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Hanmi Financial Corporation, dated September 2, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANMI FINANCIAL CORPORATION

/s/ C. G. Kum
Date: September 2, 2014	Name:	C. G. Kum
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Hanmi Financial Corporation, dated September 2, 2014.